                                                                    Exhibit 10.9

                                                                  LOAN AGREEMENT
                                               (Corporation, LLC or Partnership)

[LOGO] M&T Bank
       Manufacturers and Traders Trust Company

Rochester, New York August, 1999                               $5,000,000.00

BORROWER: GORDON S. BLACK CORPORATION

a(n) |X| corporation |_| general partnership |_| limited partnership |_| _______ organized under the laws of New York State having its chief executive office at 135 Corporate Woods, Rochester, New York 14623.

BANK: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with its chief executive office at One M & T Plaza, Buffalo, NY 14240.
      Attention: Office of General Counsel

      The Bank and Borrower agree as follows:

1. THE LOAN. See Addendum

      a.

      b. Repayment. Payment of principal, interest and all other amounts pursuant to this Agreement and under the Notes shall be made in lawful money of the United States in immediately available funds at the Bank's banking office at One M&T Plaza, Buffalo, New York, or at such other office as may be specified by the Bank.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower for itself and, unless expressly waived by the Bank, for each subsidiary, parent and other entity under common control with or at least 50% owned by Borrower (a "Subsidiary"; collectively, Borrower and each Subsidiary are the "Borrower") represents, warrants and covenants with the Bank that now and continuing throughout the term of this Agreement:

      a. Use of Proceeds. The Loan proceeds will be used only for the purpose specified to the Bank in the Addendum.

      b. Good Standing; Authority. The Borrower (i) is an entity duly organized, validity existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) is duly authorized to do business in each jurisdiction in which failure to be so qualified might have a material adverse effect on its business or assets and (iii) has the power and authority to own each of its assets and to use them as contemplated now and in the future.

      c. Compliance. The Borrower conducts its business and operations and the ownership of its assets in compliance with each applicable statute, regulation and other law, including without limitation environmental laws. All approvals, including without limitation authorizations, permits, consents, franchises, licenses, registrations, filings, declarations, reports and notices (the "Approvals") necessary for the conduct of Borrower's business and for the Loan have been duly obtained and are in full force and effect. The Borrower is in compliance with the Approvals, with its articles of incorporation and bylaws or other organizational documents and with each agreement to which it is a party or by which it or any of its assets is bound.

      d. Legality. The execution, delivery and performance by Borrower of this Agreement and all related documents (i) are in furtherance of Borrower's purposes and within its power and authority; (ii) do not (A) violate any statute, regulation or other law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate Borrower's certificate of incorporation or other governing instrument, constitute a default under any agreement binding on Borrower or result in a lien or encumbrance on any assets of Borrower: and (iii) have been duly authorized by all necessary corporate or partnership actions.

      e. Fiscal Year. The fiscal year of Borrower is the calendar year unless the following blank states otherwise: year ending _________________, 199_/20__.

      f. Accounting; Tax Returns and Payment of Claims. The Borrower will maintain a system of accounting and reserves in accordance with generally accepted accounting principles, has filed and will file each tax return required of it and, except as disclosed in an attached Schedule, has paid and will pay when due each tax, assessment, fee, charge, fine and penalty imposed by any taxing authority upon it or any of its assets, income or franchises, as well as all amounts owed to mechanics, materialmen, landlords, suppliers and the like in the normal course of business.

      g. Title to Assets; Insurance. Borrower has good and marketable title to each of its assets free of security interests, mortgages or other liens or encumbrances, except as set forth on an attached Schedule titled "Permitted Liens" or pursuant to the Bank's prior written consent Borrower will maintain its property in good repair and will on request provide the Bank with evidence of insurance coverage satisfactory to Bank, including without limitation fire and hazard, liability, workers' compensation and business interruption insurance and flood hazard insurance as required.

      h. Judgments and Litigation. There is no pending or threatened claim, audit, investigation, action or other legal proceeding or judgment, order or award of any court, agency or other governmental authority or arbitrator which involves Borrower or its assets and might have a material adverse effect upon Borrower or threaten the validity of this Agreement or any related document or action. Borrower will immediately notify Bank upon acquiring knowledge of any such action.

      i. Full Disclosure. Neither this Agreement nor any certificate, financial statement or other writing provided to the Bank by or on behalf of Borrower contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any such statement not incorrect or misleading. The Borrower has not failed to disclose to the Bank any fact that might have a material adverse effect on Borrower or on the Bank's decision to lend.

      j. Financial and Other Information; Certificates of No Default. During the term of this Agreement, Borrower shall promptly deliver to Bank copies of all annual reports, proxy statements and similar information distributed to shareholders or partners and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation and shall provide, in form satisfactory to the Bank: (i) within sixty days after the end of each of its first three fiscal quarters, consolidating and consolidated statements of income and cash flows for the quarter, for the corresponding quarter in the previous fiscal year and for the period from the end of the previous fiscal year, with a consolidating and consolidated balance sheet as of the quarter end;
(ii) within ninety days after the end of each fiscal year, consolidating and consolidated statements of Borrower's income and cash flows and its consolidating and consolidated balance sheet as of the end of such fiscal year, setting forth comparative figures for the preceding fiscal year and to be:

             |X| audited           |_| reviewed            |_| compiled

by an independent certified public accountant acceptable to the Bank; all such statements shall be certified by Borrower's chief financial officer or partner to be correct and in accordance with Borrower's records and to present fairly the results of Borrower's operations and cash flows and its financial position at year end in conformity with generally accepted accounting principles: and
(iii) with each statement of income, a certificate executed by Borrower's chief executive and chief financial officers or managing partners
(A) setting forth the computations required to establish Borrower's compliance with each financial covenant during the statement period, (B) stating that the signers of the certificate have reviewed this Agreement and the operations and condition (financial or other) of Borrower and each of its Subsidiaries during the relevant period and (C) stating that no Event of Default occurred during the period, or if an Event of Default did occur, describing its nature, the date(s) of its occurrence or period of existence and what action Borrower has taken with respect thereto. If no box is checked above, Borrower shall supply financial reports in the form and number of copies satisfactory to the Bank.

      k. Inspections. Promptly upon the Bank's request, Borrower will permit the Bank's officers, attorneys or other agents to inspect its premises, examine and copy its records and discuss its business, operations and financial or other condition with its responsible officers and independent accountants.

      l. Changes in Management and Control. Immediately upon any change in the identity of Borrower's chief executive officers or in its beneficial ownership, Borrower will provide to the Bank a certificate executed by its President or managing partner specifying such change.

      m. Notice of Defaults and Material Adverse Changes. Immediately upon acquiring reason to know of (i) any Event of Default or (ii) any event or condition that might have a material adverse effect upon Borrower, Borrower will provide to the Bank a certificate executed by Borrower's chief executive and financial officers or partners specifying the date(s) and nature of the event and what action Borrower has taken or proposes to take with respect to it.

      n. Further Assurances. Promptly upon the request of the Bank, Borrower will execute and deliver each writing and take each other action that the Bank deems necessary or desirable in connection with any transaction contemplated by this Agreement.

      o. Systems. That (i) Borrower has assessed its equipment (including embedded systems), software, firmware and computer systems (including equipment or systems supplied by others or with which Borrower's equipment and systems exchange date data) that are material to Borrower conducting its business and/or performing operations (collectively, the "Systems") to determine whether such Systems accurately process date data from, into, and between the twentieth and twenty-first centuries, including leap year calculations ("Y2K Compliant"); (ii) in sufficient time before December 31, 1999, Borrower will have corrected and redeployed any non-Y2K Compliant Systems so that all its Systems are Y2K Compliant and all Systems will have been tested to confirm that they are Y2K Compliant and (iii) the expense of correcting and redeploying any non-Y2K Compliant Systems and all System testing, and/or the reasonably foreseeable consequence of any System failing to be Y2K Compliant will not have a material adverse effect on Borrower. Upon the Bank's request, Borrower shall provide the Bank with updates on the status of its Systems' Year 2000 readiness.

3. FINANCIAL COVENANTS. During the term of this Agreement, Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, without the prior written consent of the Bank, violate any of the following covenants or any "Additional Covenants" on any attached Schedule;

      a.

      b.

      c. Fiscal Year. Change its fiscal year;

      d. Indebtedness. Permit any indebtedness (including direct and contingent liabilities) not described on an attached Schedule titled "Permitted Indebtedness" except for trade indebtedness or current liabilities for salary and wages incurred in the ordinary course of business and not substantially overdue;

      e. Liens. Permit any of its assets to be subject to any security interest, mortgage or other lien or encumbrance, except as set forth on an attached Schedule titled "Permitted Liens" and except for liens for property taxes not yet due; pledges and deposits to secure obligations or performance for workers' compensation, bids, tenders, contracts other than notes, appeal bonds or public or statutory obligations; and materialmen's, mechanics', carriers' and similar liens arising in the normal course of business;

      f.

      g.

      h.

      i. Investments. Make any investment other than in FDIC insured deposits or United States Treasury obligations of less than one year, or in money market or mutual funds administering such investments, except as set forth on an attached Schedule titled "Permitted Investments";

      j. Loans. Make any loan, advance or other extension of credit except as disclosed in an attached Schedule titled "Permitted Loans", except for endorsements of negotiable instruments deposited to Borrower's deposit account for collection, trade credit in the normal course of business and intercompany loans approved in writing by the Bank;

      k. Distributions. Declare or pay any distribution, except for (i) dividends payable solely in stock and (ii) cash dividends paid to Borrower by its Subsidiary; or

      l. Changes In Form. (i) Transfer or dispose of substantially all of Its assets, (ii) participate in any merger, consolidation or other absorption, (iii) acquire substantially all of the assets of any other entity, (iv) do business under or otherwise use any name other than its true name, (v) make, terminate or permit to be revoked any election pursuant to Subchapter S of the Internal Revenue Code or (vi) make any material change in its business, structure, purposes or operations that might have a material adverse effect on Borrower.

4. EVENTS OF DEFAULT; ACCELERATION. The following constitute an event of default ("Event of Default"): (i) failure by Borrower to make any payment when due (whether at the stated maturity, by acceleration or otherwise) of the amounts due under this Agreement or the Note within ten days of the date when due, or any part thereof, or there occurs any event or condition which after notice, lapse of time or both will permit such acceleration; (ii) Borrower defaults in the performance of any covenant or other provision with respect to this Agreement or the Note or any other agreement between Borrower and the Bank or any of its affiliates or subsidiaries (collectively, "Affiliates"); (iii) Borrower fails to pay when due (whether at the stated maturity, by acceleration or otherwise) any indebtedness for borrowed money owing to any third party or any Affiliate, the occurrence of any event which could result in acceleration of payment of any such indebtedness or the failure to perform any agreement with any third party; (iv) the reorganization, merger, consolidation or dissolution of Borrower (or the making of any agreement therefor); the sale, assignment, transfer or delivery of all or substantially all of the assets of Borrower to a third party; or the cessation by Borrower as a going business concern; (v) the death or judicial declaration of incompetency of Borrower, if an individual; (vi) failure to pay, withhold or collect any tax as required by law; the service or filing against Borrower or any of its assets of any lien (other than a lien permitted in writing by the Bank), judgment, garnishment, order or award; (vii) if Borrower becomes insolvent or is generally not paying its debts as such debts become due; (viii) the making of any general assignment by Borrower for the benefit of creditors; the appointment of a receiver or similar trustee for Borrower or its assets; or the making of any, or sending notice of any intended, bulk sale; (ix) Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower; (x) any representation or warranty made in this Agreement or the Note, any related document, any agreement between Borrower and the Bank or any Affiliate or in any financial statement of Borrower proves to have been misleading in any material respect when made; Borrower omits to state a material fact necessary to make the statements made in this Agreement or the Note, any related document, any agreement between Borrower and the Bank or any Affiliate or any financial statement of Borrower not misleading in light of the circumstances in which they were made; or, if upon the date of execution of this Agreement, there shall have been any materially adverse change in any of the facts disclosed in any financial statement, representation or warranty that was not disclosed in writing to the Bank at or prior to the time of execution hereof; (xi) any pension plan of Borrower fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of the Bank, might have a material adverse effect on Borrower's ability to repay its debts; (xii) the occurrence of any event described in sub-paragraph 4(i) through and including 4(xi) hereof with respect to any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any of the amounts due under this Note ("Guarantor"); (xiii) there occurs any change in the management or ownership of Borrower or any Guarantor which is, in the opinion of the Bank, materially adverse to its interest and which remains uncorrected for thirty days after the Bank notifies Borrower of its opinion; or (xiv) any Additional Event of Default specified in the Addendum occurs. All amounts hereunder and under the Note shall become immediately due and payable upon the occurrence of 4(ix) above, or at the Bank's option, upon the occurrence of any other Event of Default. Nothing contained in this Agreement or otherwise shall preclude Bank from demanding, at any time, payment of any demand note executed by Borrower in favor of Bank, whether or not an Event of Default has occurred.

5. EXPENSES. The Borrower shall pay to the Bank on demand all costs and expenses (including but not limited to attorneys' fees and disbursements whether for internal or outside counsel) incurred by the Bank in connection with the Loan, whether or not the Loan is made and including without limitation costs of collection, of preserving or exercising any right or remedy of the Bank under this or any related security agreement or guaranty, of workout or bankruptcy proceedings by or against Borrower, and of defending against any claim asserted as a direct or indirect result of the Loan. Expenses shall accrue interest at the Default Rate set forth in the Note from the date of demand until payment is received by the Bank.

6. NONWAIVER BY BANK. All rights and remedies of the Bank are cumulative, and no right or remedy shall be exclusive of any other right or remedy. No single, partial or delayed exercise by the Bank of any right or remedy, shall preclude full and timely exercise by the Bank at any time of any right or remedy of the Bank without notice or demand, at the Bank's sole option. No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank.

7. RIGHT OF SETOFF. If an Event of Default occurs, the Bank shall have the right to set off against the amounts owing under this Agreement and the Note any property held in a deposit or other account or otherwise with the Bank or its Affiliates or otherwise owing by the Bank or its Affiliates in any capacity to Borrower or any guarantor or endorser of the Note. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such Affiliate elect to do so.

8. NOTICES. Any notice or demand hereunder shall be duly given if delivered or mailed to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed effective if delivered, upon personal delivery or if mailed, 3 business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or 1 business day after delivery to a nationally recognized overnight delivery service. Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

9. TERM; SURVIVAL. See Addendum.

10. MISCELLANEOUS. This Agreement with the Note and all collateral documents including without limitation security agreements and guarantees contains the entire agreement between the Bank and Borrower with respect to the Loan, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. No change in this Agreement shall be effective unless made in a writing duly executed by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This Agreement is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. Each provision of this Agreement shall be Interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If a court deems any provision invalid, the remainder of the Agreement shall remain in effect. Section headings are for convenience only.

11. JOINT AND SEVERAL. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Agreement and the term "Borrower" shall include each as well as all of them.

12. GOVERNING LAW; JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Agreement will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK STATE IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY SERVE ANY SERVICE OF PROCESS BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE DIRECTED TO BORROWER AT BORROWER'S ADDRESS SET FORTH HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED ON THE BUSINESS DAY AFTER DEPOSIT WITH SUCH COURIER; PROVIDED THAT NOTHING CONTAINED IN THIS AGREEMENT WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives (i) any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement: (ii) any right to assert any counterclaim or setoff or any defense based upon a statute of limitations, a claim of laches or any other legal theory; and (iii) its right to attack a final judgment that is obtained as a direct or indirect result of any such action.

13. WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

14. ADDENDUM. The attached Addendum is an integral part of this Agreement.

                                    SCHEDULE

Schedule of Permitted Liens (for use with Section 2g of this Agreement)

Schedule of Additional Covenants (for use with Section 3 of this Agreement)

1. Borrower shall also comply with all covenants contained in a General Security Agreement executed and delivered to Bank by Borrower on or about February 9, 1996 ("Existing S/A"), including but not limited to covenants contained in Section 4 of the Existing S/A.

Schedule of Permitted Investments (for use with Section 3i of this Agreement)

Schedule of Permitted Indebtedness (for use with Section 3d of this Agreement)

Schedule of Permitted Loans (for use with Section 3j of this Agreement)

                                              GORDON S. BLACK CORPORATION


Witness:                                  By: /s/ Bruce A. Newman
        --------------------------            ----------------------------------
          (Signature)                         Bruce A. Newman

                                          Title: CEO - Secretary

        --------------------------        Date: 8/18/99
           (Typed Name)

                                          TIN # 16-1046123

MANUFACTURERS AND TRADERS TRUST COMPANY


By _______________________________
   J. Theodore Smith

Title: Vice President

Date: ____________________________

                                 ACKNOWLEDGMENT

STATE OF NEW YORK   )
                    : SS.
COUNTY OF MONROE    )

On the ______ day of August in the year 1999, before me personally came BRUCE A. NEWMAN

|_| Partnership   to me known and known to me to be a general partner of the partnership described in and which executed the above instrument, and __he duly acknowledged to me that __he executed the above instrument for and on the behalf of said partnership.

|X| Corporation   to me known, who, being by me duly sworn, did depose and say that __he resides in ________________________________________;
                  that __he is the ______________________ of GORDON S. BLACK
                  CORPORATION, the corporation described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the board of directors or said corporation.

|_| LCC to me known, who, being duly sworn, did depose and say that __he resides at _________________________________________;
                  that __he is the ____________________________________________
                  of the limited liability company described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the members/managers of said limited liability company.

                                          /s/ Valerie P. Ciufo
                                          --------------------------------------
                                          Notary Public

                            Valerie P. Ciufo #4844856
                                  Notary Public
                           State of NY, Monroe County
                          My Commission Expires 3/30/01

--------------------------------------------------------------------------------

                                  BANK USE ONLY

Authorization Confirmed: _______________________________________________________

                          ADDENDUM TO A LOAN AGREEMENT

      This Addendum to a Loan Agreement is made August ____, 1999, by and between GORDON S. BLACK CORPORATION ("Borrower"), a domestic corporation with an office and principal place of business located at 135 Corporate Woods, Rochester, New York 14623 and MANUFACTURERS AND TRADERS TRUST COMPANY ("Bank"), a domestic corporation with an office and principal place of business located at One M&T Plaza, Buffalo, New York 14240. This Addendum is an integral part of the Loan Agreement.

      1. Section 1a of the preprinted Loan Agreement is deemed deleted and replaced with the following:

            "1. LOAN LIMIT. Heretofore, Bank provided Borrower with a $1,500,000.00 line of credit ("Existing Line"). Loans made to Borrower by Bank under the Existing Line are discretionary with Bank and are evidenced by Borrower's $1,500,000.00 Grid Note dated October 1, 1997 ("Grid Note 1"). A true copy of the Grid Note 1 is attached hereto as Exhibit A. Borrower has requested Bank to provide Borrower with a $5,000,000.00 Demand Loan to replace the Existing Line, which Bank is willing to provide to Borrower on the terms and conditions specified below.

            Bank hereby establishes for Borrower a demand loan account ("Loan Limit"), the unpaid principal balance of which shall not at any time exceed the Maximum Credit. Pursuant to which, provided that no Event of Default has occurred and/or no condition exists, which with notice, lapse of time or both would constitute an Event of Default, Borrower may make requests for approval of a loan under this Loan Limit at any time from the Closing Date until the earlier of the following:

                  a. The date Bank demands payment of the Grid Note.

                  b. The date Bank terminates Borrower's right to make loan requests under this Loan Limit by giving Borrower written notice of termination, as further specified in the last paragraph in this Section 1.

                  c. The Termination Date.

            Loans under this Loan Limit are discretionary with Bank and conditioned upon prior approval by Bank. Borrower acknowledges to Bank that Bank may refuse to make a loan under this Loan Limit for any reason or for no reason whatsoever. A loan request approved by Bank is referred to below as an "Approved Loan". Proceeds of Approved Loans may be used by Borrower for working capital purposes and to provide bridge financing.

                  The fact that a particular loan request is disapproved by Bank shall have no effect on this Loan Limit, nor on Borrower's rights to make future requests for loans under this Loan Limit, nor on Borrower's obligation to pay the Grid Note and the other Indebtedness in full. Once Bank has made a total of $5,000,000.00 in Loans under this Loan Limit, which shall include all amounts currently due and owing under the Existing Line, no additional requests to borrow may be made, even if Borrower has repaid prior Loans made under this Loan Limit prior to the Termination Date.

                  The Approved Loan shall be deemed made immediately upon the crediting of the Approved Loan proceeds to Borrower's checking account with Bank or forwarding or applying the Approved Loan proceeds as otherwise agreed by Bank and Borrower. Each Approved Loan, together with the unpaid principal balance of all previous Approved Loans, shall be automatically refinanced and consolidated into one loan, referred to below as the "Consolidated Loan".

                  The Consolidated Loan is payable on demand and shall be evidenced by Borrower's $5,000,000.00 Grid Note with attached Addendum ("Grid Note"), which shall be in the form of Exhibit B, with blanks appropriately completed. Interest shall accrue on the Grid Note in the amount specified in the Grid Note, and be payable to Bank by Borrower as indicated in the Grid Note.

                  Bank may terminate Borrower's rights to make loan requests under this Loan Limit at any time by giving Borrower written notice of termination. The giving of such notice by Bank shall not effect Bank's rights under this Agreement or under the Grid Note or under any other Loan Document, nor on Borrower's obligation to pay the Grid Note in full on demand."

      2. Section 9 of the preprinted Loan Agreement is deemed deleted and replaced with the following:

            "9. TERM; SURVIVAL. This Agreement shall remain in full force and effect until the Termination Date. Borrower's obligation to pay Bank's expenses shall survive the Termination Date. Each of Borrower's representations, warranties, covenants and agreements shall survive during the term of this Agreement and shall be presumed to have been relied upon by Bank."

      3. Bank's obligation to provide the Loan Limit referred to in Section 1 of this Addendum to a Loan Agreement is contingent upon there being no material adverse change in the financial condition of Borrower prior to the Closing Date, to the other terms and conditions set forth in this Agreement and to the following additional conditions precedent:

                  On the Closing Date, Borrower shall pay to the Bank a commitment fee of $20,000.00, which shall be fully earned and non-refundable.

                  Harris Interactive, Inc., ("Harris") and GSBC Ohio Corporation, ("GSBC") shall each execute and deliver to Bank a Reaffirmation of Guaranty of payment of the Indebtedness ("Reaffirmation Guaranties"). Each of the Reaffirmation Guaranties shall be in the form of Exhibit "C", with blanks appropriately completed.

                  Louis Harris & Associates, ("LHA") shall execute and deliver to Bank a Continuing of Guaranty of payment of the Indebtedness ("LHA Guaranty"). The LHA Guaranty shall be in the form of Exhibit "D", with blanks appropriately completed.

                  To secure payment of the Indebtedness and performance of their obligations under their respective Reaffirmation Guaranties, Harris and GSBC shall continue to grant to Bank a first, perfected security interest in all their respective presently owned and after-acquired personal property and fixtures, pursuant to the terms of an Amended and Restated General Security Agreement ("Amended G/S/A"). Each of the Amended G/S/A shall be in the form of Exhibit "E", with blanks appropriately completed.

                  To secure payment of the Indebtedness and performance of its obligations under the LHA Guaranty, LHA shall grant to Bank a first, perfected security interest in all of its presently owned and after-acquired personal property and fixtures, pursuant to the terms of a General Security Agreement ("LHA G/S/A"). The LHA G/S/A shall be in the form of Exhibit "F", with blanks appropriately completed.

                  Borrower's Secretary shall execute and deliver to Bank a Secretary's Certificate of Borrowing Resolutions, which shall be in the form of Exhibit "G" with blanks appropriately completed.

                  Borrower shall cause its attorneys (and the attorneys for Harris, LHA and GSBC) to provide Bank with an opinion letter, containing such opinions as Bank and its attorneys shall deem appropriate.

                  Bank, at its sole option, may extend the time in which Borrower is required to provide any of the Loan Documents required to be delivered under this Agreement. Such extension may be written or oral, express or implied. Such extension shall not operate as a waiver of the requirement that such Loan Document be provided, and Borrower's failure to provide such Loan Document or Loan Documents to Bank after the required date shall, at Bank's option, constitute a default under Section 4(c) of the preprinted Loan Agreement. The requirement that Borrower deliver to Bank any Loan Document called for under the Agreement may only be waived in a writing signed by an authorized representative of Bank.

                  Borrower and all Guarantors shall execute and/or deliver to Bank such additional Loan Documents and other items as Bank and its attorneys shall deem appropriate and/or required in connection with the transactions contemplated by this Agreement and the other Loan Documents.

                  Borrower shall pay all Bank's attorneys' fees and disbursements incurred and to be incurred in connection with the preparation, negotiation and execution of this Agreement and related Loan Documents.

      4. Borrower further represents and warrants to Bank as follows:

                  GSBC and LHA are each wholly owned subsidiaries of Borrower. Borrower has no other subsidiaries.

                  Borrower is a wholly owned subsidiary of Harris.

                  Harris is a Delaware corporation, authorized to do business in New York State, with its principal place of business at 135 Corporate Woods, Rochester, New York 14623 ("Premises"). GSBC is an Ohio corporation, with its principal place of business located in Boardman, Ohio. LHA is a New York corporation with its principal place of business at the Premises.

                  On or about June 9, 1999, Harris changed its corporate name from Harris Black International, Ltd to its present name.

                  Exhibit "H" contains a list of the address of all locations where Borrower and/or HBI and/or GSBC and/or LHA has an office or other place of business or is otherwise transacting business or where any personal property owned by them or any of them is or will be located (collectively "Business Locations"). Borrower will notify Bank in writing at anytime that any other Business Location is acquired, leased, created or occupied.

                  Bank and Borrower acknowledge that the Existing Line is deemed replaced by the Loan Limit, and that all loans made by Borrower under the Existing Line, evidenced by Grid Note 1, shall be aggregated into the Loan Limit. Borrower further acknowledges to Bank that on August __, 1999, Grid Note 1 had an unpaid principal balance of $__________, that amounts due pursuant to Grid Note 1 are payable on demand and constitute Borrower's valid and binding obligation, enforceable by Bank against Borrower according to its terms, without offset against or defense thereto of any nature or kind.

                  Borrower acknowledges to Bank that the General Security Agreement executed by Borrower in favor of Bank on or about February 9, 1996 ("Existing S/A."), remains in full force and effect, and constitutes Borrower's valid and binding obligation, enforceable by Bank against Borrower according to its terms, without offset against or defenses thereto of any nature or kind. Borrower represents and warrants to Bank that all representations and warranties contained in the Existing S/A are true and correct as of the Closing Date, that Borrower has not violated any term or provision of the Existing S/A, that Borrower is not in default under the

Existing S/A, and that Exhibits "A" and "B" to the Existing S/A are and remain accurate in all respects. Neither the execution of this Agreement, nor any other matter, modifies limits or terminates Borrower's obligations to Bank under the Existing S/A.

      5. The Agreement is governed by New York law and may not be amended or terminated orally. BORROWER WAIVES THE RIGHT TO A JURY TRIAL IN AN ACTION IN WHICH BANK AND BORROWER ARE BOTH PARTIES. No Entity is a third party beneficiary of this jury trial waiver. Borrower also waives the right to require Bank to post an undertaking in any action commenced by Bank against Borrower or in any action in which Borrower and Bank are parties, including but not limited to any action under Article 71 of the CPLR. Any litigation involving this Agreement and/or any Loan Document and/or any Collateral shall, at Bank's sole option, be triable only in a court located in Monroe County, New York.

      6. Unless otherwise defined in the Agreement, the following terms shall have the indicated definitions. Certain capitalized terms may be defined elsewhere in this Agreement or in one or more of the Loan Documents.

            a. "Agreement" shall mean this Loan Agreement, together with the Exhibits, as extended, supplemented, replaced and/or amended from time to time.

            b. "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a legal holiday in New York State.

            c. "Closing Date" shall mean the date that Bank and Borrower execute this Agreement.

            d. "Collateral" shall mean all Borrower's presently owned and after-acquired personal property and fixtures, and all presently owned and after-acquired personal property and fixtures in which Borrower now or hereafter has any interest.

            e. "Entity" shall mean any person, partnership, corporation, limited liability company, limited liability partnership, joint venture, governmental agency, governmental entity of any kind or any business association of any nature or kind.

            f. "Eligible Accounts Receivable" shall mean any account receivable aged less than 90 days.

            g. "Generally Accepted Accounting Principals" or "GAAP" shall mean those principles, methods and practices set forth in Opinions and Pronouncements of the Accounting Principles Board and the Financial Accounting Standards Board of the American of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as to the date of Borrower's financial report.

            h. "Indebtedness" shall mean any and all monetary obligations of Borrower to Bank, of any nature or kind, whenever arising, whether direct or contingent, and whether arising under this Agreement and/or under any Note (including but not limited to the Grid Note and Grid Note 1), or under any other note or agreement (including but not limited to obligations of Borrower to Bank arising under guaranties of the obligations of another Entity to Bank), entered into at any time by Borrower in favor of Bank.

            i. "Loan Documents" shall mean any and all Notes and other agreements executed at any time by Borrower and/or by any other Entity in connection with this Agreement.

            j. "Maximum Credit" shall mean the lesser of $5,000,000.00 or $2,000,000.00 plus 80% of eligible accounts receivable. Any amounts due and owing under the Existing Line shall be aggregated into the Loan Limit and deducted from the Maximum Credit.

            k. "Note" shall mean the Grid Note and any other note or other instrument executed at any time by Borrower in favor of Bank pursuant to the terms of this Agreement, and all extensions, renewals, modifications and replacements of all or any of the above instruments.

            l. "Termination Date" shall mean the date that the Indebtedness is paid in full, and Borrower no longer has any rights to borrow or to request to borrow under any agreement entered into at any time by Borrower in favor of Bank, including but not limited to this Agreement.

            m. Unless otherwise defined herein, all accounting definitions shall have the definitions given to them under GAAP.

      IN WITNESS WHEREOF, Borrower and Bank have executed and unconditionally delivered this Addendum to a Loan Agreement to the other on August ____, 1999.

                                         GORDON S. BLACK CORPORATION

                                      By: /s/ Bruce A Newman
                                         ---------------------------------------
                                         Bruce A Newman, Chief Financial Officer


                                         MANUFACTURERS AND TRADERS TRUST COMPANY

                                      By:
                                         ---------------------------------------
                                         J. Theodore Smith, Vice President

STATE OF NEW YORK)
COUNTY OF MONROE ) ss.:

       On the 18th day of August, in the year 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared BRUCE A. NEWMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        /s/ Valerie P. Ciufo
                                        --------------------------------
                                        Notary Public

                                             Valerie P. Ciufo #4844856
                                                    Notary Public
                                            State of NY, Monroe County
                                           My Commission Expires 3/30/01

STATE OF NEW YORK)
COUNTY OF MONROE ) ss.:

       On the ____ day of August, in the year 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared J. THEODORE SMITH, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        --------------------------------
                                        Notary Public